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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: March 22, 2000


                                 ISNI.NET, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         0-28065                                        58-2489419
         -------                                        ----------
  (Commission File No.)                      (IRS Employer Identification No.)




                        204 East McKenzie Street, Unit D
                           Punta Gorda, Florida 33950
                                  941-575-7878
     (Address, Zip Code and Telephone Number of Principal Executive Offices)




                         INTERNET SERVICE NETWORK, INC.
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER INFORMATION.

         As previously reported by the Registrant on its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 25, 2000, Internet Services Network, Inc. ("Internet Services") was merged into the Registrant on March 23, 2000. In the merger, all of the issued and outstanding stock of Internet Services, consisting of 1,000 shares of voting common stock, $0.10 par value, were exchanged for and converted into 24,000,000 shares of voting common stock of the Registrant, and the name of the Registrant was changed to "Internet Service Network, Inc." (The Registrant subsequently changed its name to ISNI.net, Inc.) The terms of the merger are contained in a merger agreement, dated March 22, 2000 (the "Merger Agreement"), which has been included as Exhibit 2.1 to the Form 8-K filed on April 25, 2000.

         The Registrant was formed as a Delaware Corporation on August 31, 1999, under the name Hawkeye Corporation ("Hawkeye"). Prior to the merger, the Registrant was a developmental stage company created to engage in a merger or acquisition. It had no operations or activities other than issuing shares to its original shareholders.

         In accordance with Item 7 of Form 8-K and Item 310 of Regulation S-B, the Registrant is submitting with this filing the required historical financial information of Internet Services.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The following audited financial statements of Internet Services required by Item 7(a) of Form 8-K and Item 310 of Regulation S-B are filed as Exhibit 99:

         Independent Auditors' Report

         Balance Sheet as of December 31, 1999

         Statements of Operations for the years ended December 31, 1999 and 1998

         Statements of Stockholder's Deficit for the years ended December 31, 1999 and 1998

         Statements of Cash Flows years ended December 31, 1999 and 1998

         Notes to Financial Statements

(b)      Pro Forma Financial Information.

         The pro forma financial statements which are normally required as part of this Form 8-K filing are not included because (a) Hawkeye's first fiscal year end will not occur until June 30, 2000, due to the timing of the organization of Hawkeye in August 1999, and (b) Hawkeye was a developmental company (capitalized with $500) prior to the merger and,

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         accordingly, did not have any operations from its inception through the date of merger. Pro forma financial statements would for all material purposes be a duplication of the audited financial statements of Internet Services included with this filing and, in management's opinion, would not provide any additional information regarding the financial position and results of operations of Hawkeye and Internet Services Network on a consolidated basis.

(c)      Exhibits.

         The following exhibits are included with this filing:

         99 Audited Financial Statements of Internet Services Network, Inc. for the year ended December 31, 1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ISNI.NET, INC.



Date:    June 5, 2000                          By: /s/ Lesly Benoit
                                                   -----------------------------
                                                   Lesly Benoit, Chief Financial
                                                   Officer